UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

Jason L. Stephens
Chief Executive Officer
Thompson IM Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

ANNUAL REPORT

NOVEMBER 30, 2016

THOMPSON LARGECAP FUND® (THPGX)

THOMPSON MIDCAP FUND® (THPMX)

THOMPSON BOND FUND® (THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE®

Telephone: 1-800-999-0887
www.thompsonim.com

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2016

CONTENTS

Page(s)
LARGECAP FUND
Investment review	3-5
Schedule of investments	6-8

MIDCAP FUND
Investment review	9-11
Schedule of investments	12-14

BOND FUND
Investment review	15-17
Schedule of investments	18-26

FUND EXPENSE EXAMPLES	27

FINANCIAL STATEMENTS
Statements of assets and liabilities	28
Statements of operations	29
Statements of changes in net assets	30
Notes to financial statements	31-38
Financial highlights	39-41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42

DIRECTORS AND OFFICERS	43-44

ADDITIONAL INFORMATION	45-48

This report contains information for existing shareholders of Thompson IM Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2016

Portfolio Managers
James T. Evans, CFA
Jason L. Stephens, CFA
John W. Thompson, CFA

Performance

The LargeCap Fund produced a total return of 14.16% for the fiscal year ended November 30, 2016, as compared to its benchmark, the S&P 500 Index, which returned 8.06%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/16
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	14.16%	7.93%	14.41%	3.92%
S&P 500 Index	8.06%	9.07%	14.45%	6.89%

Gross Expense Ratio as of 03/31/16 was 1.22%.
Net Expense Ratio after reimbursement as of 12/1/16 was 1.10%.*

*

The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2018, so that the annual operating expenses of the Fund do not exceed 1.10% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2016

Management Commentary

The Fund’s positive relative performance was virtually all driven by strong security selection across most sectors. Individual standouts include Freeport-McMoRan Inc. and Exact Sciences Corporation, which contributed 1.41% and 1.61% respectively to the Fund’s total return. These were unusual cases, as most of the Fund’s performance was spread more evenly among securities. To a large degree the Fund’s positive relative security selection during the fiscal year was a function of the types of companies and industries on which the Fund focused within sectors. In Financials, for example, we heavily favored banks over insurance companies and REITs, and banks performed quite well at the end of the fiscal year.

Banking wasn’t the only industry to perform well in November. Through the end of the day of the presidential election on November 8, the Fund was up 7.29% and the S&P 500 was up 4.95% for the period. While the Fund’s absolute and relative return were positive, both grew substantially through the end of the month. A sentiment change among investors following the election reveals the factors that drove this phenomenon.

Investors loath uncertainty. The election result was quite unexpected. Overnight, trading in futures and overseas markets suggested that investors would be severely punished for the surprise. However, the market opened modestly down in the U.S. the next day, and subsequently almost doubled its return for the fiscal year in next 3 weeks.

We see two key reasons for this. First, the president-elect’s rhetoric suggests he will pursue an economic policy of lowering taxes and increasing spending. If successful, this would likely lead to an increase in deficit spending and an increase in inflation. We believe deficit spending stimulates the economy, which increases company earnings in our opinion. Higher inflation has historically shown the ability to lead to higher interest rates. We positioned the portfolio for rising interest rates because we were concerned that they would eventually rise from their historically low levels, and we felt that investors were not pricing this potential into stocks that were sensitive to these movements. We did not know when or what would cause interest rates to rise, but that it happened in November was a key driver of relative performance.

Second, it is assumed based on his rhetoric that the president-elect will seek to reduce regulations across industries, and will aim to be generally “pro-business.” This caused sectors with a regulatory overhang, like Health Care, to recover from recent weakness. For now, investors also seem to see this as another reason to own equities in general.

In the long run, earnings growth and valuation matter most. In the short-run, investors can misprice risk and opportunity significantly. One never knows what the catalyst will be for mean reversion, but as we recently saw, market adjustments can be quick and dramatic. We will continue to maintain the long view in the next fiscal year, and will seek to take advantage of opportunities where we find them.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A real estate investment trust’s (REITs) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2016

Sector Weightings at 11/30/16
% of Total Investments

Top 10 Equity Holdings at 11/30/16
		% of Fund’s
Company	Industry	Net Assets
Alphabet, Inc. Class A	Internet Software & Services	2.98%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2.53%
Microsoft Corp.	Software	2.46%
Bank of America Corp.	Banks	2.36%
Target Corp.	Multiline Retail	2.17%
Qualcomm, Inc.	Semiconductors & Semiconductor Equipment	2.13%
JPMorgan Chase & Co.	Banks	2.04%
Citigroup Inc.	Banks	2.04%
Walgreens Boots Alliance, Inc.	Food & Staples Retailing	2.03%
McKesson Corp.	Health Care Providers & Services	2.03%

As of November 30, 2016, 100.1% of the Fund’s assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS
November 30, 2016

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 15.3%
Auto Components - 0.1%
Adient PLC (a)	3,346	$179,212

Automobiles - 1.2%
Harley-Davidson, Inc.	23,425	1,426,348

Distributors - 1.0%
LKQ Corp. (a)	36,075	1,184,342

Household Durables - 1.0%
D.R. Horton, Inc.	20,950	580,734
TopBuild Corp. (a)	17,352	629,704
		1,210,438
Leisure Products - 1.1%
Brunswick Corp.	24,725	1,239,217

Media - 5.4%
CBS Corp. Class B	32,075	1,947,594
The Walt Disney Co.	12,125	1,201,830
Time Warner Inc.	9,825	902,132
Viacom Inc. Class B	62,200	2,331,256
		6,382,812
Multiline Retail - 3.2%
Kohl’s Corp.	21,710	1,168,649
Target Corp.	33,010	2,549,692
		3,718,341
Specialty Retail - 1.8%
Bed Bath & Beyond Inc.	32,625	1,461,926
Lumber Liquidators Holdings, Inc. (a)	36,650	646,873
		2,108,799
Textiles, Apparel & Luxury
Goods - 0.5%
Hanesbrands, Inc.	25,150	584,235

Consumer Staples - 6.4%
Food & Staples Retailing - 4.6%
CVS Health Corp.	27,675	2,127,931
Walgreens Boots Alliance, Inc.	28,225	2,391,504
Wal-Mart Stores, Inc.	12,750	897,983
		5,417,418
Household Products - 1.8%
Kimberly-Clark Corp.	10,318	1,192,864
The Procter & Gamble Co.	10,625	876,138
		2,069,002
Energy - 10.3%
Energy Equipment &
Services - 1.5%
Schlumberger Ltd.	20,369	1,712,014

Oil, Gas & Consumable
Fuels - 8.8%
Apache Corp.	19,375	1,277,781
Chevron Corp.	18,470	2,060,513
Devon Energy Corp.	38,700	1,870,371
EOG Resources, Inc.	12,175	1,248,181
Exxon Mobil Corp.	34,070	2,974,311
Noble Energy, Inc.	24,875	949,230
		10,380,387
Financials - 15.0%
Banks - 11.5%
Associated Banc-Corp	51,277	1,171,679
Bank of America Corp.	131,075	2,768,304
CIT Group Inc.	35,975	1,469,579
Citigroup Inc.	42,425	2,392,346
First Horizon National Corp.	63,335	1,208,432
JPMorgan Chase & Co.	29,925	2,399,087
PNC Financial Services Group, Inc.	8,105	895,927
SunTrust Banks, Inc.	11,300	587,035
Zions Bancorporation	15,300	608,787
		13,501,176
Capital Markets - 3.0%
Northern Trust Corp.	14,185	1,165,298
State Street Corp.	29,750	2,344,300
		3,509,598
Consumer Finance - 0.5%
Discover Financial Services	8,770	594,343

Health Care - 14.8%
Biotechnology - 6.6%
AbbVie Inc.	29,975	1,822,480
Amgen Inc.	10,025	1,444,302
Celgene Corp. (a)	18,075	2,142,068
Exact Sciences Corp. (a)	117,600	1,736,952
Shire PLC ADR	3,352	585,259
		7,731,061
Health Care Equipment &
Supplies - 1.0%
Zimmer Biomet Holdings, Inc.	11,600	1,181,576

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Shares	Value
COMMON STOCKS (continued)
Health Care (continued)
Health Care Providers &
Services - 5.2%
Express Scripts Holding Co. (a)	31,025	$2,354,177
Hanger, Inc. (a)	149,825	1,423,337
McKesson Corp.	16,560	2,381,494
		6,159,008
Pharmaceuticals - 2.0%
Johnson & Johnson	10,110	1,125,243
Pfizer Inc.	37,575	1,207,660
		2,332,903
Industrials - 12.1%
Air Freight & Logistics - 1.4%
FedEx Corp.	8,500	1,629,195

Airlines - 1.0%
Delta Air Lines, Inc.	23,200	1,117,776

Building Products - 2.9%
Johnson Controls Int’l. PLC	35,666	1,604,257
Masco Corp.	55,450	1,754,992
		3,359,249
Electrical Equipment - 2.8%
ABB Ltd. ADR	84,375	1,723,781
Rockwell Automation, Inc.	11,375	1,520,951
		3,244,732
Industrial Conglomerates - 2.6%
General Electric Co.	67,200	2,067,072
3M Co.	6,000	1,030,440
		3,097,512
Machinery - 0.5%
Ingersoll-Rand PLC	7,875	587,003

Trading Companies &
Distributors - 0.9%
HD Supply Holdings, Inc. (a)	27,850	1,092,834

Information Technology - 24.2%
Communications
Equipment - 3.5%
Cisco Systems, Inc.	78,010	2,326,258
Lumentum Holdings, Inc. (a)	22,107	886,491
Viavi Solutions Inc. (a)	110,535	867,700
		4,080,449
Electronic Equipment,
Instruments &
Components - 1.7%
Corning Inc.	65,975	1,585,379
Maxwell Technologies, Inc. (a)	93,997	469,985
		2,055,364
Internet Software &
Services - 3.5%
Alphabet, Inc. Class A (a)	4,507	3,496,891
eBay Inc. (a)	21,070	585,957
		4,082,848
IT Services - 3.1%
Alliance Data Systems Corp.	8,550	1,956,069
PayPal Holdings, Inc. (a)	30,270	1,189,006
Visa Inc. Class A	7,175	554,771
		3,699,846
Semiconductors &
Semiconductor
Equipment - 6.3%
Infineon Technologies A.G. ADR	51,875	865,794
Intel Corp.	33,275	1,154,642
Maxim Integrated Products, Inc.	21,880	859,228
NXP Semiconductors N.V. (a)	20,525	2,035,054
Qualcomm, Inc.	36,780	2,505,821
		7,420,539
Software - 4.0%
Microsoft Corp.	48,051	2,895,553
Oracle Corp.	44,775	1,799,507
		4,695,060
Technology Hardware, Storage
& Peripherals - 2.1%
Apple Inc.	10,675	1,179,801
Hewlett Packard Enterprise Co.	28,125	669,375
HP Inc.	38,025	585,585
		2,434,761
Materials - 1.4%
Metals & Mining - 1.4%
Freeport-McMoRan Inc. (a)	109,075	1,674,301

Real Estate - 0.5%
Real Estate Investment
Trusts - 0.5%
DiamondRock Hospitality Co.	52,475	555,710

TOTAL COMMON STOCKS
(COST $116,947,094)		117,449,409

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Shares	Value
SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
Fidelity Inst’l. Government
Portfolio Class I, 0.275% (b)	154,454	$154,454

Total Money Market Funds		154,454

TOTAL SHORT-TERM
INVESTMENTS
(COST $154,454)		154,454

TOTAL INVESTMENTS - 100.1%
(COST $117,101,548)		117,603,863

NET OTHER ASSETS AND
LIABILITIES - (0.1%)		(82,929)

NET ASSETS - 100.0%		$117,520,934

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2016.

ADR:	American Depositary Receipt
A.G.:	Aktiengesellschaft is the German term for a public limited liability corporation.
N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2016

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA

Performance
The MidCap Fund produced a total return of 13.82% for the fiscal year ended November 30, 2016, as compared to its benchmark, the Russell Midcap Index, which returned 9.51%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/16
				Since
				Inception
	1 Year	3 Year	5 Year	(03/31/08)
Thompson MidCap Fund	13.82%	6.49%	13.39%	9.73%
Russell Midcap Index	9.51%	8.57%	14.43%	9.62%

Gross Expense Ratio as of 03/31/16 was 1.49%.
Net Expense Ratio after reimbursement as of 12/1/16 was 1.20%.*

*

The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2018, so that the annual operating expenses of the Fund do not exceed 1.20% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. “FTSE®” and “Russell®” are trademarks of the London Stock Exchange Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2016

Management Commentary

The fiscal year saw favorable performance for shareholders both on an absolute and relative basis. Performance was largely driven by individual issue selection, as holdings within the Consumer Discretionary, Financial and Health Care sectors each contributed over a percent of issue-specific relative return versus the Fund’s benchmark. Other sectors were positive contributors as well, with only Technology contributing in a negative fashion in a meaningful way. While we are always trying to pick attractive stocks for shareholders, it is gratifying when so many of them perform well at the same time.

Toward the end of the fiscal year there were two important developments with regard to the Fund’s holdings related to the election of Donald Trump as the President of the United States. At this point, the expectation is for his fiscal policy to reflect some combination of tax cuts and infrastructure spending, leading to the likelihood of higher deficits. This contributed to the increase in yield of longer-term Treasury rates. Many of the sectors that had benefited from lower interest rates such as Real Estate, Utilities and Consumer Staples saw the performance of their typical constituents lag the broader index. We had deliberately underweighted these sectors on the belief that something would eventually serve as a catalyst for higher interest rates. While we did not predict the specific catalyst of Mr. Trump’s election, we felt that the valuations of the stocks in these sectors left them vulnerable if such a catalyst occurred.

The second development was related to improving prospects for corporate tax reform. Unlike their large-capitalization peers that tend to derive revenue from many different international tax jurisdictions, the revenues of most midcap stocks are heavily focused on the United States. This means their effective tax rate is often higher than a larger peer who has the opportunity to shelter income overseas. If corporate taxes are lowered to something closer to a 25% rate, the earnings of midcap stocks would likely see a sharp acceleration, lowering the forward P/E ratio of the midcap market. We believe this is one of the key reasons the Russell Midcap Index outperformed the S&P 500 by over 2% from the day after the election through the rest of the fiscal year. The Midcap Fund was a direct beneficiary of this focus on midcap stocks, and if corporate tax reform is passed we are hopeful there could be a further benefit.

Looking forward to the next fiscal year, we are optimistic that these two performance catalysts should continue. We do not believe either is fully priced into the market, and if we are correct shareholders stand to benefit on both an absolute and relative basis.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have more limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A real estate investment trust’s (REITs) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

P/E Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. Divide market value of a share by the earnings per share.

S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2016

Sector Weightings at 11/30/16
% of Total Investments

Top 10 Equity Holdings at 11/30/16
		% of Fund’s
Company	Industry	Net Assets
NXP Semiconductors N.V.	Semiconductors & Semiconductor Equipment	2.27%
Alliance Data Systems Corp.	IT Services	2.19%
Hanger, Inc.	Health Care Providers & Services	2.12%
CIT Group Inc.	Banks	2.01%
Bed Bath & Beyond Inc.	Specialty Retail	2.00%
Exact Sciences Corp.	Biotechnology	1.98%
First Horizon National Corp.	Banks	1.83%
Associated Banc-Corp	Banks	1.76%
Northern Trust Corp.	Capital Markets	1.74%
SPX Flow, Inc.	Machinery	1.70%

As of November 30, 2016, 100.1% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2016

	Shares	Value
COMMON STOCKS - 99.9%
Consumer Discretionary - 20.7%
Automobiles - 1.4%
Harley-Davidson, Inc.	10,500	$639,345

Distributors - 1.3%
LKQ Corp. (a)	16,870	553,842

Hotels, Restaurants &
Leisure - 1.1%
Extended Stay America, Inc.	30,125	468,745

Household Durables - 4.6%
D.R. Horton, Inc.	15,650	433,818
Newell Brands, Inc.	9,356	439,826
PulteGroup Inc.	23,425	441,795
Toll Brothers, Inc. (a)	7,600	225,416
TopBuild Corp. (a)	13,225	479,935
		2,020,790
Leisure Products - 1.4%
Brunswick Corp.	11,900	596,428

Multiline Retail - 1.8%
Kohl’s Corp.	12,310	662,647
Nordstrom, Inc.	2,000	111,840
		774,487
Specialty Retail - 4.4%
Bed Bath & Beyond Inc.	19,555	876,260
Chico’s FAS, Inc.	15,325	234,626
Lumber Liquidators Holdings, Inc. (a)	27,300	481,845
Urban Outfitters, Inc. (a)	11,375	359,450
		1,952,181
Textiles, Apparel &
Luxury Goods - 4.7%
Coach, Inc.	8,655	314,955
Hanesbrands, Inc.	28,185	654,738
Michael Kors Holdings Ltd. (a)	8,625	400,976
Skechers U.S.A., Inc. Class A (a)	29,575	673,718
		2,044,387
Consumer Staples - 3.9%
Food Products - 3.9%
Amplify Snack Brands, Inc. (a)	45,750	434,625
Inventure Foods, Inc. (a)	52,400	473,696
The Hain Celestial Group, Inc. (a)	9,175	359,568
The J. M. Smucker Co.	3,480	438,306
		1,706,195
Energy - 6.1%
Energy Equipment &
Services - 1.6%
FMC Technologies, Inc. (a)	13,125	449,662
Helmerich & Payne, Inc.	3,235	244,728
		694,390
Oil, Gas & Consumable
Fuels - 4.5%
Cameco Corp.	20,775	190,922
Devon Energy Corp.	8,775	424,096
Noble Energy, Inc.	18,675	712,638
Pioneer Natural Resources Co.	1,475	281,784
Southwestern Energy Co. (a)	31,400	356,390
		1,965,830
Financials - 16.9%
Banks - 8.4%
Associated Banc-Corp	33,693	769,885
CIT Group Inc.	21,530	879,500
First Horizon National Corp.	42,020	801,742
Regions Financial Corp.	16,535	223,884
SunTrust Banks, Inc.	8,470	440,017
Zions Bancorporation	14,335	570,390
		3,685,418
Capital Markets - 3.3%
Eaton Vance Corp.	11,545	466,880
Northern Trust Corp.	9,305	764,406
State Street Corp.	2,775	218,670
		1,449,956
Consumer Finance - 1.4%
Discover Financial Services	9,304	630,532

Insurance - 2.0%
FNF Group	13,550	432,787
Unum Group	10,355	437,706
		870,493
Mortgage Real Estate
Investment Trusts - 0.8%
Annaly Capital Management, Inc.	32,525	332,406

Thrifts & Mortgage
Finance - 1.0%
Flagstar Bancorp, Inc. (a)	15,950	449,471

Health Care - 13.7%
Biotechnology - 3.3%
Exact Sciences Corp. (a)	58,650	866,260
MiMedx Group Inc. (a)	58,650	556,002
		1,422,262

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Shares	Value
COMMON STOCKS (continued)
Health Care (continued)
Health Care Equipment &
Supplies - 3.1%
Hologic, Inc. (a)	8,675	$332,079
Natus Medical Inc. (a)	3,825	152,426
ResMed Inc.	4,721	290,247
Zimmer Biomet Holdings, Inc.	5,500	560,230
		1,334,982
Health Care Providers &
Services - 5.7%
Acadia Healthcare Co. Inc. (a)	11,625	441,866
Envision Healthcare Holdings, Inc. (a)	20,675	469,736
Hanger, Inc. (a)	98,044	931,418
McKesson Corp.	2,340	336,515
Patterson Cos., Inc.	8,130	314,956
		2,494,491
Life Sciences Tools &
Services - 0.2%
Fluidigm Corp. (a)	16,200	104,166

Pharmaceuticals - 1.4%
Jazz Pharmaceuticals PLC (a)	6,075	629,552

Industrials - 14.3%
Building Products - 2.8%
A.O. Smith Corp.	5,000	243,150
Masco Corp.	20,575	651,199
USG Corp. (a)	12,125	347,260
		1,241,609
Electrical Equipment - 3.2%
Plug Power, Inc. (a)	52,000	70,980
Regal Beloit Corp.	9,080	661,932
Rockwell Automation, Inc.	5,150	688,606
		1,421,518
Machinery - 5.8%
Allison Transmission Holdings, Inc.	13,375	443,649
Ingersoll-Rand PLC	9,400	700,676
Mueller Water Products, Inc. Class A	28,500	377,055
SPX Corp. (a)	10,425	254,683
SPX Flow, Inc. (a)	23,765	744,795
		2,520,858
Trading Companies &
Distributors - 2.5%
HD Supply Holdings, Inc. (a)	17,150	672,966
W.W. Grainger, Inc.	1,863	429,552
		1,102,518
Information Technology - 15.9%
Communications
Equipment - 1.8%
Lumentum Holdings, Inc. (a)	8,556	343,096
Viavi Solutions Inc. (a)	57,281	449,656
		792,752
Electronic Equipment,
Instruments &
Components - 1.5%
FARO Technologies, Inc. (a)	5,800	211,120
InvenSense, Inc. (a)	23,475	179,349
Maxwell Technologies, Inc. (a)	50,397	251,985
		642,454
Internet Software &
Services - 1.0%
Liquidity Services, Inc. (a)	49,800	458,160

IT Services - 2.8%
Alliance Data Systems Corp.	4,195	959,732
Fiserv, Inc. (a)	2,744	287,077
		1,246,809
Semiconductors &
Semiconductor
Equipment - 6.0%
Cavium Inc. (a)	10,025	571,726
Infineon Technologies A.G. ADR	26,100	435,609
Maxim Integrated Products, Inc.	16,516	648,583
NXP Semiconductors N.V. (a)	10,025	993,979
		2,649,897
Software - 0.5%
Take-Two Interactive Software, Inc. (a)	4,035	198,643

Technology Hardware, Storage
& Peripherals - 2.3%
CPI Card Group Inc.	118,613	444,799
Nimble Storage, Inc. (a)	26,075	197,649
Pure Storage, Inc. Class A (a)	14,150	197,393
Stratasys Ltd. (a)	3,900	70,395
3D Systems Corp. (a)	7,550	104,568
		1,014,804
Materials - 3.9%
Chemicals - 1.5%
Ecolab Inc.	2,581	301,280
Int’l. Flavors & Fragrances Inc.	2,760	334,098
		635,378
Containers & Packaging - 0.4%
AptarGroup, Inc.	2,650	193,927

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Shares	Value
COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 2.0%
Freeport-McMoRan Inc. (a)	34,050	$522,667
Lundin Mining Corp. (a)	38,900	190,610
Stillwater Mining Co. (a)	11,600	174,348
		887,625
Real Estate - 2.7%
Real Estate Investment
Trusts - 1.7%
DiamondRock Hospitality Co.	35,450	375,416
Host Hotels & Resorts Inc.	20,435	364,560
		739,976
Real Estate Management &
Development - 1.0%
Realogy Holdings Corp.	18,875	455,831

Utilities - 1.8%
Multi-Utilities - 1.8%
MDU Resources Group, Inc.	15,650	435,383
SCANA Corp.	4,700	331,491
		766,874

TOTAL COMMON STOCKS
(COST $38,764,238)		43,789,982

SHORT-TERM INVESTMENTS - 0.2%

Money Market Funds - 0.2%
Fidelity Inst’l. Government
Portfolio Class I, 0.275% (b)	103,120	103,120

Total Money Market Funds		103,120

TOTAL SHORT-TERM
INVESTMENTS (COST $103,120)		103,120

TOTAL INVESTMENTS - 100.1%
(COST $38,867,358)		43,893,102

NET OTHER ASSETS AND
LIABILITIES - (0.1%)		(47,838)

NET ASSETS - 100.0%		$43,845,264

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2016.

ADR:	American Depositary Receipt
A.G.:	Aktiengesellschaft is the German term for a public limited liability corporation.
N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2016

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The Bond Fund produced a total return of 7.05% for the fiscal year ended November 30, 2016, as compared to its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, which returned 1.29%, and as compared to the Bloomberg Barclays U.S. Credit 1-5 Year Index, which returned 2.08%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/16
	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	7.05%	2.33%	3.95%	5.61%
Bloomberg Barclays U.S. Gov’t./Credit 1-5 Year Index	1.29%	1.17%	1.34%	3.03%
Bloomberg Barclays U.S. Credit 1-5 Year Index	2.08%	1.70%	2.54%	3.83%

Gross Expense Ratio as of 03/31/16 was 0.71%.	30-Day SEC Yield as of 11/30/16 was 3.73%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Bloomberg Barclays U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Bloomberg Barclays U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. Barclays® is a trademark and service mark of Barclays Bank PLC.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2016

Management Commentary

The fiscal year proved to be both a volatile and rewarding time period for shareholders. The first few months were characterized by a panic among investors in energy-related bonds, as S&P and Moody’s aggressively downgraded many companies on lower spot prices for oil. These worries proved to be overdone, and the Fund benefited from maintaining its energy-related positions along with its ongoing general corporate-bond overweight through the rest of the year. The final month saw a dramatic increase in Treasury yields after the election of Donald Trump as president, as investors forecasted faster growth and wider budget deficits under his administration. While the change in rates had only modest effects on the Fund’s performance, it hurt the performance of our benchmarks tremendously and further contributed to relative performance.

Looking forward to the new fiscal year, we believe it is highly doubtful the Fund will again experience as strong a return as it did in the recently concluded fiscal year. While the 30-day SEC yield at the end of the fiscal year was a robust 3.73%, we expect rising interest rates will eventually work their way over to corporate bonds and depress returns. This is because corporate spreads for 10-year bonds at the BBB credit rating tier narrowed to 158 basis points by the end of the fiscal year. Such a spread is roughly the midpoint of its typical 1-2% range during non-recessionary times1. To us this suggests there is not much of a cushion in corporate spreads before future increases in Treasury rates from fiscal year end levels could directly flow through to higher yields on corporate bonds. Such action would dampen the return of the Fund as bond prices adjust.

Despite this more realistic outlook, we do believe the Fund’s holdings are attractive for shareholders and hopefully will provide a competitive return versus the Fund’s benchmarks and other fixed income alternatives. We believe the Fund holds a potential yield advantage over its benchmarks with regard to current income simply because in general corporate bonds at the BBB quality tier have historically shown the ability to yield more than the similar maturity Treasuries, Agencies and higher-rated corporate bonds which comprise a large portion of the benchmark’s holdings. It is precisely because we have been concerned about the potential for higher interest rates that we have been overweight these BBB bonds. At the same time the duration of the Fund has been deliberately reduced to 1.45, less than the durations of 2.77 and 2.74 of its two benchmarks. This was done to reduce the relative sensitivity of the Fund’s holdings to rising interest rates. While we cannot immunize the portfolio completely from the risk of higher rates, we are optimistic that the steps we have taken should provide at least some offset while still offering a competitive return.

So while shareholders should lower their expectations after such a strong fiscal year, we believe the Fund is positioned well for the future on a relative and absolute basis. As always, we will remain flexible with regard to the types of bonds we purchase in an effort to maintain this positioning, adding non-corporates only when their yield becomes high enough to justify their associated risks. It is this approach that has generated the Fund’s track record in recent years, and one that we feel should continue to benefit shareholders going forward.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 18 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

Credit Ratings are provided by Standard & Poor’s, who assign a rating based on their analysis of the issuer’s credit worthiness. The highest rating given is AAA and the lowest is C.

____________________

1     Source: Bloomberg

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2016

The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted. Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. The highest rating assigned by Moody’s is AAA and the lowest is C.

Although the makeup of the Bond Fund’s portfolio is constantly changing, as of November 30, 2016, 81.09% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the composition of the Fund’s portfolio as of that date was consistent with the composition of the Fund’s portfolio over the past 5 years. In addition, as of that date 65.69% of the Fund’s portfolio was invested in securities rated BBB by Standard & Poor’s, while an additional 13.61% of the Fund’s portfolio was rated below investment grade and 4.05% of the Fund’s portfolio was not rated by Standard & Poor’s. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns, but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower and below-investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

Portfolio Concentration at 11/30/16
(Includes cash and cash equivalents)
% Total Investments
Asset Allocation
Corporate Bonds	81.09%
Asset-Backed Securities	13.82%
Taxable Municipal Bonds	2.84%
U.S. Government & Agency Issues	1.56%
Convertible Bonds	0.37%
Tax-Exempt Municipal Bonds	0.31%
Money Market Funds	0.01%
100.00%

Quality
U.S. Government & Agency Issues	1.56%
AAA	0.50%
AA	2.08%
A	12.50%
BBB	65.69%
BB and Below	13.61%
Not Rated	4.05%
Money Market Funds	0.01%
100.00%

Top 10 Bond Holdings at 11/30/16
% of Fund’s Net Assets
Issuer
MBIA Inc.	3.68%
GFI Group Inc.	3.53%
XL Group PLC	3.22%
Freeport-McMoran Oil & Gas LLC	3.01%
SESI LLC	2.94%
American Airlines Group Inc.	2.81%
Noble Corporation PLC	2.75%
Regency Energy Partners LP	2.33%
Doric Nimrod Air Alpha	2.13%
Jabil Circuit, Inc.	2.09%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2016

	Principal
	Amount	Value
BONDS - 97.0%

Asset-Backed Securities - 13.6%
Air Canada
5.000% due 12/15/2023,
Series 2015-2 B (e)	$5,740,000	$5,754,350

America West Airlines
7.930% due 1/2/2019,
Series 1999-1	6,336,054	6,716,218
8.057% due 7/2/2020,
Series 2000-1	20,115	22,630
7.100% due 4/2/2021,
Series 2001-1	4,389,561	4,729,752

American Airlines
7.000% due 1/31/2018,
Series 2011-1 B (e)	22,502,946	23,290,550

Basketball Properties Ltd.
6.650% due 3/1/2025 (e)	4,452,537	4,764,215

British Airways PLC
5.625% due 6/20/2020,
Series 2013-1 B (e)	65,706	68,663
5.625% due 6/20/2020,
Series 2013-1 B (e)	31,546,081	32,965,655

Bvps II Funding Corp.
8.890% due 6/1/2017	3,000	3,069

CAL Funding II Ltd.
3.350% due 3/27/2023,
Series 2013-1A A (e)	4,110,333	3,978,012

Continental Airlines
6.748% due 3/15/2017,
Series 1998-1 B	107,249	108,525
6.648% due 9/15/2017,
Series 1998-1 A	883,074	895,216
6.900% due 1/2/2018,
Series 1997-4 A	134,235	135,416
6.820% due 5/1/2018,
Series 1998-3 A-1	61,861	64,181
6.000% due 1/12/2019,
Series 2010-1 B	3,225,880	3,306,527
7.256% due 3/15/2020,
Series 1999-2 A-1	28,124	30,058
6.250% due 4/11/2020,
Series 2012-1 B	6,462,334	6,866,229
5.500% due 10/29/2020,
Series 2012-2 B	9,773,051	10,212,838

Delta Air Lines
9.750% due 12/17/2016,
Series 2009-1 B	861,992	864,742
8.021% due 8/10/2022,
Series 2007-1 B	2,329,197	2,649,461

Dong Fang Container
Finance SPV Ltd.
3.960% due 9/25/2023,
Series 2013-1 A (e)	3,302,799	3,161,680

Doric Nimrod Air Alpha
6.125% due 11/30/2019,
Series 2013-1 B (e)	4,317,573	4,479,482
6.125% due 11/30/2019,
Series 2013-1 B (e)	26,497,483	27,491,138

Doric Nimrod Air
Finance Alpha Ltd.
6.500% due 5/30/2019,
Series 2012-1 B (e)	10,819,143	11,140,612

EngenCap ABS Trust
3.670% due 7/20/2020,
Series 2016-1 A (e)	30,000,000	29,607,000

Express Pipeline LP
7.390% due 12/31/2017 (e)	496,000	513,235

Federal Express Corp.
7.840% due 1/30/2018,
Series 1996-B2	167,766	173,637

FPL Energy Caithness
Funding Corp.
7.645% due 12/31/2018 (e)	2,682,770	2,776,667

Great River Energy
5.829% due 7/1/2017 (e)	516,647	524,879

Landmark Leasing LLC
6.200% due 10/1/2022,
Series 2004A (e)	329,402	331,791

Latam Airlines Group
4.500% due 11/15/2023,
Series 2015-1 B	5,558,113	5,419,160

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Principal
	Amount	Value
BONDS (continued)

Asset-Backed Securities (continued)
Northwest Airlines
8.028% due 11/1/2017,
Series 2007-1 B	$89,656	$94,640
7.575% due 3/1/2019,
Series 1999-2 A	786,486	817,946
7.150% due 10/1/2019,
Series 2000-1 G (b)	18,913	19,954
6.264% due 11/20/2021,
Series 2002-1 G-2	1,673,261	1,794,573

Prudential Securities
Structured Assets, Inc.
0.954% due 3/2/2025,
Series 1998-1 A (b) (e)	11,042,146	10,048,353

Textainer Marine
Containers III Ltd.
3.270% due 10/20/2024,
Series 2014-1A A (e)	11,875,000	11,382,556

TRU Trust
2.788% due 11/15/2019,
Series 2016-1 A (b) (e)	10,000,000	9,964,872
3.688% due 11/15/2019,
Series 2016-1 B (b) (e)	14,600,000	14,641,655
4.538% due 11/15/2019,
Series 2016-1 C (b) (e)	9,000,000	9,028,887

United Air Lines
5.375% due 8/15/2021,
Series 2013-1 B	2,040,376	2,132,193

US Airways
8.360% due 1/20/2019,
Series 1999-1 A	62,135	63,999
8.000% due 10/1/2019,
Series 2012-1 B	19,215,598	21,089,119
7.076% due 3/20/2021,
Series 2001-1 G	798,418	856,304

Virgin Australia Trust
5.000% due 10/23/2023,
Series 2013-1 A (e)	184,305	190,986

Total Asset-Backed Securities		275,171,625

Convertible Bonds - 0.4%
Hospitality Properties Trust
3.800% due 3/15/2027	7,309,000	7,327,273

Total Convertible Bonds		7,327,273

Corporate Bonds - 79.9%
AbbVie Inc.
1.750% due 11/6/2017	13,764,000	13,796,318

Actavis Funding SCS
1.300% due 6/15/2017	6,900,000	6,906,086

AerCap Aviation Solutions B.V.
6.375% due 5/30/2017	1,525,000	1,558,032

Agilent Technologies, Inc.
6.500% due 11/1/2017	2,013,000	2,100,209

Air Lease Corp.
5.625% due 4/1/2017	1,193,000	1,207,686

Alcoa Inc.
5.550% due 2/1/2017	143,000	143,817

American Equity Investment
Life Holding Co.
6.625% due 7/15/2021	20,250,000	21,110,625

American Express
Centurion Bank
5.950% due 6/12/2017	1,133,000	1,160,398

Applied Materials, Inc.
7.125% due 10/15/2017	456,000	476,871

Assured Guaranty US
Holdings Inc.
6.400% due 12/15/2066 (b)	14,597,000	10,692,303

Astoria Financial Corp.
5.000% due 6/19/2017	30,807,000	31,261,403

AT&T Inc.
1.600% due 2/15/2017	9,112,000	9,119,599

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Athene Global Funding
2.875% due 10/23/2018 (e)	$33,217,000	$33,192,021

Autodesk, Inc.
1.950% due 12/15/2017	1,000,000	1,002,420

Aviation Capital Group Corp.
4.625% due 1/31/2018 (e)	1,080,000	1,109,128

Avon Products, Inc.
6.600% due 3/15/2020 (b)	500,000	499,015

Bank of America Corp.
6.000% due 9/1/2017	535,000	552,416
5.750% due 12/1/2017	1,380,000	1,433,751
2.836% due 10/9/2024 (b)	35,000,000	33,337,500

Beam Suntory Inc.
1.875% due 5/15/2017	292,000	292,431

Bear Stearns Cos. LLC
6.400% due 10/2/2017	2,909,000	3,026,849

Berkshire Hathaway Inc.
1.900% due 1/31/2017	500,000	500,794

BGC Partners Inc.
5.375% due 12/9/2019	110,000	114,750

BNP Paribas S.A.
1.250% due 12/12/2016	675,000	675,088

Brandywine Operating
Partnership, L.P.
5.700% due 5/1/2017	1,455,000	1,478,101

Broadridge Financial
Solutions, Inc.
6.125% due 6/1/2017	4,560,000	4,657,315

Brookfield Asset
Management Inc.
5.800% due 4/25/2017	185,000	187,926

Cabot Corp.
2.550% due 1/15/2018	17,057,000	17,108,666

Camden Property Trust
5.700% due 5/15/2017	605,000	616,153

Capital One Bank USA N.A.
1.300% due 6/5/2017	255,000	254,844

Capital One Financial Corp.
5.250% due 2/21/2017	274,000	276,279
6.750% due 9/15/2017	7,228,000	7,514,691

Carpenter Technology Corp.
6.990% due 4/20/2018	2,415,000	2,517,741
7.060% due 5/21/2018	500,000	520,041
7.030% due 5/22/2018	8,000	8,317

Catholic Health Initiatives
1.600% due 11/1/2017	3,427,000	3,427,994

Citigroup, Inc.
1.850% due 11/24/2017	390,000	391,107
2.761% due 10/15/2024 (b)	35,000,000	34,232,100

Citizens Bank, N.A.
1.600% due 12/4/2017	2,945,000	2,940,153

Cleveland Electric
Illuminating Co.
7.880% due 11/1/2017	130,000	137,169

Cliffs Natural Resources Inc.
5.900% due 3/15/2020	22,799,000	21,773,045

Compass Bank
1.850% due 9/29/2017	630,000	628,552
6.400% due 10/1/2017	765,000	790,211

Credit Suisse A.G. New York
1.375% due 5/26/2017	835,000	834,862

D.R. Horton, Inc.
4.750% due 5/15/2017	175,000	177,713

Deutsche Bank AG
1.400% due 2/13/2017	3,771,000	3,769,446
1.512% due 2/13/2017 (b)	2,717,000	2,713,750
1.350% due 5/30/2017	15,750,000	15,681,739
6.000% due 9/1/2017	19,187,000	19,649,138

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.
4.420% due 6/15/2021 (e)	$500,000	$514,497

Discover Financial Services
6.450% due 6/12/2017	3,432,000	3,515,161
10.250% due 7/15/2019	11,304,000	13,116,856

Domtar Corp.
10.750% due 6/1/2017	10,287,000	10,720,700

Ecolab Inc.
3.000% due 12/8/2016	451,000	451,101

El Paso Corp.
7.000% due 6/15/2017	3,177,000	3,261,340

Embraer Overseas Ltd.
6.375% due 1/24/2017	14,277,000	14,348,385

Enterprise Products
Operating LLC
7.000% due 6/1/2067 (b)	8,538,000	7,214,610

Everest Reinsurance
Holdings Inc.
6.600% due 5/15/2037 (b)	8,692,000	7,431,660

Exelon Generation Co., LLC
6.200% due 10/1/2017	5,537,000	5,744,460

Fairfax Financial Holdings Ltd.
7.375% due 4/15/2018	24,226,500	25,680,599

Fidelity National Financial, Inc.
6.600% due 5/15/2017	3,309,000	3,374,538

Fifth Third Bancorp
4.900% due 9/30/2019 (b) (d)	40,162,000	37,551,470

First Industrial, L.P.
5.950% due 5/15/2017	2,000,000	2,037,554

FMC Technologies, Inc.
2.000% due 10/1/2017	6,473,000	6,475,874

Ford Motor Credit Co. LLC
8.000% due 12/15/2016	24,857,000	24,905,943
1.500% due 1/17/2017	1,500,000	1,500,570
3.000% due 6/12/2017	3,675,000	3,702,342

Freeport-McMoran Oil &
Gas LLC
6.125% due 6/15/2019	10,233,000	10,514,408
6.625% due 5/1/2021	24,585,000	25,119,478

General Electric Capital Corp.
6.000% due 2/15/2017	75,000	75,563
1.261% due 5/5/2026 (b)	613,000	592,567

Genworth Financial Inc.
7.700% due 6/15/2020	2,918,000	2,801,280

GFI Group Inc.
8.375% due 7/19/2018 (b)	66,627,000	71,290,890

Globo Comunicacao e
Participacoes S.A.
5.307% due 5/11/2022 (c) (e)	16,990,000	16,905,050

Goldman Sachs Group, Inc.
6.250% due 9/1/2017	547,000	565,303

Great Plains Energy Inc.
6.875% due 9/15/2017	395,000	409,749

Harsco Corp.
5.750% due 5/15/2018	15,479,000	16,388,391

HCP, Inc.
5.625% due 5/1/2017	1,333,000	1,354,960

Hewlett Packard Enterprise Co.
2.700% due 10/5/2017 (b) (e)	2,230,000	2,254,030

Highmark Inc.
4.750% due 5/15/2021 (e)	25,715,000	25,595,014

Hospitality Properties Trust
6.700% due 1/15/2018	5,007,000	5,151,217

HRPT Properties Trust
6.250% due 6/15/2017	6,773,000	6,781,195
6.650% due 1/15/2018	33,478,000	34,333,028

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
HSBC USA Inc.
1.300% due 6/23/2017	$448,000	$447,652

Ingram Micro Inc.
5.250% due 9/1/2017	210,000	214,694

International Lease
Finance Corp.
8.750% due 3/15/2017	1,213,000	1,235,659
8.875% due 9/1/2017	3,211,000	3,371,550

INVISTA Finance LLC
4.250% due 10/15/2019 (e)	32,365,000	32,361,958

Jabil Circuit, Inc.
8.250% due 3/15/2018	39,316,000	42,258,803

JPMorgan Chase & Co.
7.900% due 4/30/2018 (b) (d)	36,491,000	37,266,434

Kinder Morgan Inc.
7.000% due 2/1/2018	22,171,000	23,046,289

Koninklijke Ahold Delhaize N.V.
6.500% due 6/15/2017	6,575,000	6,739,382

Kraft Heinz Foods Co.
6.125% due 8/23/2018 (e)	50,000	53,504

Lennox Int’l. Inc.
4.900% due 5/15/2017	1,500,000	1,521,696

Lincoln National Corp.
3.264% due 5/17/2066 (b)	25,985,000	20,690,556
6.050% due 4/20/2067 (b)	19,155,000	14,749,350

Manufacturers & Traders
Trust Co.
6.625% due 12/4/2017	9,143,000	9,585,759
1.818% due 12/28/2020 (b)	14,173,000	14,083,001
5.629% due 12/1/2021 (b)	1,002,000	981,209

Masco Corp.
6.625% due 4/15/2018	13,741,000	14,668,518

MBIA Inc.
6.400% due 8/15/2022	75,017,000	74,266,830

Merrill Lynch & Co.
5.700% due 5/2/2017	106,000	107,818
6.400% due 8/28/2017	2,898,000	2,999,053

Midcontinent Express
Pipeline LLC
6.700% due 9/15/2019 (e)	22,665,000	23,514,937

Molson Coors Brewing Co.
2.000% due 5/1/2017	481,000	482,129

Monsanto Co.
1.150% due 6/30/2017	486,000	484,193

Morgan Stanley
5.550% due 4/27/2017	755,000	767,550
6.250% due 8/28/2017	1,764,000	1,824,429
3.063% due 4/1/2021 (b)	130,000	132,763
3.063% due 6/9/2023 (b)	100,000	99,250

MPT Operating Partnership, L.P.
6.375% due 2/15/2022	20,407,000	20,942,684

Murray Street Investment Trust I
4.647% due 3/9/2017 (c)	3,483,000	3,510,063

National Australia Bank Ltd.
2.750% due 3/9/2017	2,500,000	2,511,468

National City Bank of
Cleveland OH
5.800% due 6/7/2017	3,442,000	3,516,781

National Retail Properties Inc.
6.875% due 10/15/2017	1,103,000	1,150,944

NetApp, Inc.
2.000% due 12/15/2017	3,310,000	3,317,017

Neuberger Berman Group LLC
5.875% due 3/15/2022 (e)	21,220,000	22,015,750

NIPSCO Capital Markets, Inc.
7.860% due 3/27/2017	296,000	296,788

Noble Drilling Corp.
7.500% due 3/15/2019	20,381,000	20,533,857

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Noble Holding Int’l. Ltd.
4.900% due 8/1/2020	$21,828,000	$18,990,360
4.625% due 3/1/2021	20,264,000	16,109,880

Northern Indiana Public
Service Co.
7.590% due 6/12/2017	187,000	191,516

Nucor Corp.
5.750% due 12/1/2017	82,000	85,193

NXP B.V. / NXP Funding LLC
5.750% due 2/15/2021 (e)	9,519,000	9,875,963

Pennsylvania Electric Co.
6.050% due 9/1/2017	4,299,000	4,430,627

Pitney Bowes Inc.
5.750% due 9/15/2017	564,500	581,019
5.250% due 1/15/2037	2,450,000	2,448,496

Plains Exploration &
Production Co.
6.500% due 11/15/2020	16,327,000	16,808,646
6.750% due 2/1/2022	7,970,000	8,288,800

Platinum Underwriters
Finance, Inc.
7.500% due 6/1/2017	1,366,000	1,404,800

PNC Bank, N.A.
5.250% due 1/15/2017	250,000	251,141
4.875% due 9/21/2017	3,499,000	3,589,106
6.000% due 12/7/2017	415,000	432,517

Pride Int’l., Inc.
8.500% due 6/15/2019	22,476,000	24,189,795

Regency Energy Partners LP
6.500% due 7/15/2021	45,484,000	46,915,700

Reinsurance Group of
America, Inc.
3.515% due 12/15/2065 (b)	32,993,000	27,219,225

Scripps Networks Interactive, Inc.
2.700% due 12/15/2016	790,000	790,348

Seagate HDD Cayman
7.000% due 11/1/2021	2,569,000	2,647,355

Select Income REIT
2.850% due 2/1/2018	18,866,000	18,949,425

Seminole Indian
Tribe of Florida
8.030% due 10/1/2020 (e)	23,900,000	24,378,000

SESI LLC
6.375% due 5/1/2019	22,231,000	21,953,112
7.125% due 12/15/2021	38,264,000	37,403,060

SLM Corp.
5.500% due 3/15/2019	800,000	784,334
6.000% due 3/15/2019 (c)	140,000	138,719
6.600% due 3/15/2019 (c)	395,000	395,076
5.190% due 4/24/2019	529,000	521,065
6.250% due 9/15/2020 (c)	172,000	167,695
6.500% due 12/15/2020 (c)	71,000	71,026
6.750% due 12/15/2020 (c)	95,000	93,760
6.750% due 12/15/2020 (c)	306,000	302,005
6.000% due 6/15/2021	261,000	247,139
6.150% due 6/15/2021	146,000	139,087
7.250% due 1/25/2022	602,000	623,070

Smithfield Foods, Inc.
7.750% due 7/1/2017	4,865,000	5,013,383

StanCorp Financial Group, Inc.
6.900% due 6/1/2067 (b)	38,809,000	30,891,964

Standard Chartered PLC
4.000% due 7/12/2022 (b) (e)	27,573,000	27,654,175

Sunoco Inc.
5.750% due 1/15/2017	146,000	146,653

Symantec Corp.
2.750% due 6/15/2017	1,608,000	1,614,697

Tech Data Corp.
3.750% due 9/21/2017	4,643,000	4,707,347

Time Warner Cable Inc.
5.850% due 5/1/2017	607,000	617,722

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Tyco Electronics Group S.A.
6.550% due 10/1/2017	$7,845,000	$8,176,247

UBS AG, Stamford Branch
7.375% due 6/15/2017	217,000	223,381

Unitrin, Inc.
6.000% due 5/15/2017	16,222,000	16,529,391

Vodafone Group PLC
1.625% due 3/20/2017	1,175,000	1,175,741

Wells Fargo & Co.
7.980% due 3/15/2018 (b) (d)	32,006,000	33,014,189

Western Power Distribution
7.250% due 12/15/2017 (e)	2,580,000	2,663,159

Western Union Co.
2.875% due 12/10/2017	127,000	128,609

Westvaco Corp.
7.500% due 6/15/2027	427,000	426,645

White Mountains Insurance
Group, Ltd.
6.375% due 3/20/2017 (e)	4,950,000	5,012,915

Willis North America Inc.
6.200% due 3/28/2017	1,825,000	1,851,309

Wyndham Worldwide
5.750% due 2/1/2018	2,046,000	2,101,275

XL Group PLC
6.500% due 4/15/2017 (b) (d)	85,311,000	65,049,637

Zions Bancorporation
4.500% due 3/27/2017	1,644,000	1,653,890

Total Corporate Bonds		1,615,056,053

Federal Agency Mortgage-Backed
Securities - 0.0%
Freddie Mac
6.500% due 12/1/2018,
Series C9-0241	9,641	10,029
Ginnie Mae
7.000% due 5/15/2033,
Series 78-2071X	29,381	34,718

Total Federal Agency Mortgage-
Backed Securities		44,747

Taxable Municipal Bonds - 2.8%
Casino Reinvestment
Development Authority NJ
5.340% due 6/1/2020	7,775,000	7,892,014

City of Cleveland OH Airport
System Revenue
5.239% due 1/1/2017	230,000	230,451

City of Miami FL
6.750% due 12/1/2018	1,310,000	1,374,976

City of Newark NJ
5.603% due 4/1/2018	455,000	466,125

County of Reeves TX Certs. of
Participation
5.000% due 12/1/2016	15,000	15,000
6.000% due 12/1/2016	20,000	20,000
5.000% due 12/1/2017	45,000	33,745
6.250% due 12/1/2017	45,000	33,744
7.400% due 12/1/2017	320,000	239,968
5.625% due 12/1/2018	125,000	86,200
6.500% due 12/1/2018	225,000	155,162
7.500% due 12/1/2018	35,000	24,136
6.750% due 12/1/2019	1,320,000	817,502
6.125% due 12/1/2020	680,000	373,340
6.875% due 12/1/2020	370,000	203,149
6.375% due 12/1/2021	45,000	21,554
7.000% due 12/1/2021	500,000	239,500
7.700% due 12/1/2021	3,340,000	1,600,428

District of Columbia Revenue
5.375% due 10/1/2018	1,455,000	1,468,342

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Principal
	Amount	Value
BONDS (continued)

Taxable Municipal Bonds (continued)
Eastern Illinois University
5.000% due 4/1/2017	$405,000	$408,548
5.250% due 4/1/2018	775,000	801,482
5.450% due 4/1/2019	515,000	544,041
5.600% due 4/1/2020	585,000	614,057
5.700% due 4/1/2021	125,000	131,039

Fannin County TX Public
Facility Corp.
4.600% due 10/1/2017	740,000	688,533
5.200% due 10/1/2019	515,000	427,239
5.650% due 10/1/2021	825,000	642,452

Florida State Mid-Bay Bridge
Authority
3.784% due 10/1/2021	4,325,000	4,390,826

Garza County TX Public
Facility Corp.
6.200% due 10/1/2020	1,615,000	1,185,571

Guam Gov’t. Waterworks
Authority
2.516% due 7/1/2017	210,000	210,029
3.061% due 7/1/2018	255,000	256,244

Kentucky Economic
Development Finance
Authority
7.000% due 12/1/2021	270,000	271,766

	Lancaster PA Parking Authority
5.760% due 12/1/2017	500,000	508,200

LL & P Wind Energy, Inc. WA
5.733% due 12/1/2017 (e)	480,000	482,808
5.983% due 12/1/2022 (e)	8,595,000	8,722,292

	Memphis TN Health Educational
& Housing Facility Board
4.500% due 3/1/2018	75,000	75,007

New Jersey Economic
Development Authority
5.000% due 6/15/2017 (e)	300,000	301,413

New Jersey Sports &
Exposition Authority
6.076% due 3/1/2023	555,000	605,594

Pontotoc County OK Educational
Facilities Authority
4.119% due 9/1/2023	290,000	298,746

Public Finance Authority WI
Student Housing Revenue
4.500% due 7/1/2021	1,730,000	1,715,537

Puerto Rico Commonwealth
Gov’t. Development Bank
4.704% due 5/1/2016 (f)	24,080,000	5,719,000

Rockford IL Park District
3.000% due 12/15/2017	350,000	352,384

San Luis AZ Facility
Development Corp.
4.650% due 5/1/2017	1,130,000	1,050,787
5.050% due 5/1/2018	780,000	686,049
5.350% due 5/1/2019	1,240,000	1,028,109
5.600% due 5/1/2020	670,000	535,069
5.700% due 5/1/2020	850,000	678,819
5.800% due 5/1/2021	1,055,000	831,625
5.900% due 5/1/2021	980,000	772,505
6.100% due 5/1/2022	1,030,000	749,984
6.200% due 5/1/2022	1,035,000	753,635

Summit County OH Development
Finance Authority
6.250% due 5/15/2026	630,000	651,634

West Texas Detention
Facility Corp.
4.400% due 11/1/2017	1,195,000	1,127,387
4.700% due 11/1/2018	920,000	816,150

Willacy County TX Local
Gov’t. Corp.
7.800% due 12/1/2028	1,495,000	134,550

Willacy County TX Public
Facility Corp.
6.000% due 12/1/2016	1,330,000	1,330,000
6.000% due 12/1/2017	390,000	387,820
5.600% due 12/1/2018	420,000	393,989

Total Taxable Municipal Bonds		56,576,256

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

	Shares or Principal
	Amount	Value
BONDS (continued)

Tax-Exempt Municipal Bonds - 0.3%
Casino Reinvestment
Development Authority NJ
5.250% due 6/1/2019	$5,000,000	$5,018,350

Puerto Rico Commonwealth
5.500% due 7/1/2018	100,000	105,198
5.500% due 7/1/2019	130,000	139,151

Puerto Rico Electric
Power Authority
5.000% due 7/1/2019	770,000	789,835

Puerto Rico Highways &
Transportation Authority
4.125% due 7/1/2019	120,000	120,997

Puerto Rico Municipal
Finance Agency
5.250% due 8/1/2019	100,000	102,596

Total Tax-Exempt
Municipal Bonds		6,276,127

TOTAL BONDS (COST
$2,065,302,216)		1,960,452,081

SHORT-TERM INVESTMENTS - 1.6%

Money Market Funds - 0.0%
Fidelity Inst’l. Government
Portfolio
Class I, 0.275% (a)	150,083	150,083

Total Money Market Funds		150,083

United States Government &
Agency Issues - 1.6%
U.S. Treasury Bills
0.078% due 12/1/2016 (b)	$5,000,000	5,000,000
0.138% due 12/8/2016 (b)	10,000,000	9,999,509
0.143% due 12/15/2016 (b)	5,000,000	4,999,673
0.233% due 12/22/2016 (b)	5,000,000	4,999,247
0.358% due 12/29/2016 (b)	6,000,000	5,998,458

Total United States Government
& Agency Issues		30,996,887

TOTAL SHORT-TERM
INVESTMENTS
(COST $31,146,970)		31,146,970

TOTAL INVESTMENTS - 98.6%
(COST $2,096,449,186)		1,991,599,051

NET OTHER ASSETS AND
LIABILITIES - 1.4%		28,935,522

NET ASSETS - 100.0%		$2,020,534,573

(a)	Represents the 7-day yield at November 30, 2016.
(b)	Rate shown represents the current coupon rate at November 30, 2016.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(d)	Perpetual maturity; date shown represents next contractual call date.
(e)	Security subject to restrictions on resale under federal securities laws and which therefore may only be resold upon registration under the Securities Act of 1933, as amended, or in transactions exempt from registration, including sales to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. It has been deemed liquid under guidance approved by the Board.
(f)	The Puerto Rico Commonwealth Gov’t. Development Bank security is currently in default. When a bond is in default its scheduled interest and/or principal payments are not currently being paid.

A.G.:	Aktiengesellschaft is the German term for a public limited liability corporation.
B.V.:	Besloten Vennootschap is the Dutch term for a private limited liability corporation.
N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company
REIT:	Real Estate Investment Trust
S.A.:	Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2016

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending
	Expense Ratio	Account Value	Account Value	Expenses Paid During
Six-Month Period Ended November 30, 2016	for the Period	06/01/16	11/30/16	Period*
Thompson LargeCap Fund
Actual	1.13%	$1,000.00	$1,126.25	$6.01
Hypothetical (5% return before expenses)	1.13%	$1,000.00	$1,019.35	$5.70
Thompson MidCap Fund
Actual	1.25%	$1,000.00	$1,124.65	$6.64
Hypothetical (5% return before expenses)	1.25%	$1,000.00	$1,018.75	$6.31
Thompson Bond Fund
Actual	0.72%	$1,000.00	$1,048.20	$3.69
Hypothetical (5% return before expenses)	0.72%	$1,000.00	$1,021.40	$3.64

*	Expenses are equal to the annualized [net] expense ratio for each Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2016 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $117,102, $38,867 and
$2,096,449 respectively)	$117,604	$43,893	$1,991,599
Cash	–	–	9,869
Due from sale of securities	77	19	2
Receivable from fund shares sold	4	1	9,893
Dividends and interest receivable	223	39	27,617
Prepaid expenses	9	5	112
Total Assets	117,917	43,957	2,039,092
LIABILITIES
Due on purchase of securities	25	51	11,920
Payable for fund shares redeemed	247	1	5,414
Accrued expenses payable	35	28	120
Accrued directors expense payable	–	–	2
Due to Advisor	89	32	1,101
Total Liabilities	396	112	18,557
NET ASSETS	$117,521	$43,845	$2,020,535
Net Assets consist of:
Capital stock ($.001 par value)	$139,696	$36,884	$2,228,512
Undistributed net investment income	852	23	19,386
Accumulated net realized gain (loss) on investments	(23,529)	1,912	(122,513)
Net unrealized appreciation (depreciation) on investments	502	5,026	(104,850)
Net Assets	$117,521	$43,845	$2,020,535
Shares of capital stock outstanding (unlimited shares authorized)	2,044	3,499	180,087
Offering and redemption price/Net asset value per share	$57.48 (a)	$12.53	$11.22

(a) Does not recalculate due to rounding.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2016 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Investment income
Dividends(a)	$2,177	$500	$–
Interest	–	–	102,136
Total investment income	2,177	500	102,136
Expenses
Investment advisory fees	1,016	382	12,578
Shareholder servicing costs	78	27	1,040
Administrative & accounting services fees	116	53	613
Custody fees	13	7	188
Directors fees	28	24	145
Professional fees	40	38	83
Federal & state registration	32	33	76
Other expenses	22	9	418
Total expenses	1,345	573	15,141
Less expenses reimbursed by Advisor	(132)	(96)	–
Net expenses	1,213	477	15,141
Net investment income	964	23	86,995
Net realized gain (loss) on investments	8,692	2,038	(100,179)
Net unrealized appreciation on investments	4,959	3,310	124,391
Net gain on investments	13,651	5,348	24,212
Net increase in net assets resulting from operations	$14,615	$5,371	$111,207

(a)Net of foreign withholding taxes	$–	$1	$–

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2016	2015	2016	2015
Operations
Net investment income	$964	$773	$23	$4	$86,995	$127,750
Net realized gain (loss)
on investments	8,692	19,889	2,038	3,154	(100,179)	(13,899)
Net unrealized appreciation
(depreciation) on investments	4,959	(26,214)	3,310	(5,323)	124,391	(179,649)
Net increase (decrease) in net assets
resulting from operations	14,615	(5,552)	5,371	(2,165)	111,207	(65,798)
Distributions to Shareholders
Distributions from net
investment income	(773)	(676)	(4)	–	(100,995)	(136,781)
Distributions from net realized gains
on securities transactions	–	–	(3,145)	(3,896)	–	–
Total distributions to shareholders	(773)	(676)	(3,149)	(3,896)	(100,995)	(136,781)

Fund Share Transactions
(See Note 4)	(8,233)	(10,476)	3,273	3,104	(734,159)	(776,902)

Total Increase (Decrease)
in Net Assets	5,609	(16,704)	5,495	(2,957)	(723,947)	(979,481)

Net Assets
Beginning of period	111,912	128,616	38,350	41,307	2,744,482	3,723,963
End of period	$117,521	$111,912	$43,845	$38,350	$2,020,535	$2,744,482
Undistributed net investment
income included in net assets
at end of period	$852	$661	$23	$4	$19,386	$30,623

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2016

NOTE 1 - ORGANIZATION
Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

VALUATION POLICY AND PROCEDURES - The Funds’ Board of Directors (the “Funds’ Board”) has adopted methods for valuing securities set forth in the Funds’ Pricing Policies and Procedures, including circumstances in which market quotes are not readily available or deemed to be unreliable, and has delegated authority to the Advisor to apply those methods in making fair value determinations, subject to oversight by the Funds’ Board. The Advisor has established a valuation committee that, along with other Advisor employees, administers, implements, and oversees the fair valuation process and makes fair value decisions. The valuation committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services; considers circumstances in the markets which may require it to make or adjust valuation determinations; and reviews previous valuation determinations. The valuation committee reports on its activities and any changes to the fair valuation guidelines to the Funds’ Board.

SECURITY VALUATION - Each Fund’s equity securities including common stocks, ADRs and REITs are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices). Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will generally be used. Investments in money market mutual funds are generally priced at the ending net asset value provided by the service agent of the funds.

Fixed-income securities such as corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government and agency securities, and municipal bonds are typically valued based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Factors considered by pricing services include market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads and fundamental analytical data relating to the issuer. Short-term investments in fixed-income securities (those with remaining maturities of 60 days or less) are generally valued on an amortized cost basis.

Where market quotations are not readily available or are unreliable, a value is determined in good faith pursuant to procedures established by the Funds’ Board. When determining the value of a security, consideration is given to the facts and circumstances relevant to the particular situation, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

VALUATION MEASUREMENTS – In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, sovereign bonds, municipal bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate and municipal debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2016:

	LargeCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common stocks	$117,449,409	$–	$–	$117,449,409
Short-term investments	154,454	–	–	154,454
Total Assets	$117,603,863	$–	$–	$117,603,863

	MidCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common stocks	$43,789,982	$–	$–	$43,789,982
Short-term investments	103,120	–	–	103,120
Total Assets	$43,893,102	$–	$–	$43,893,102

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

	Bond Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Bonds	$–	$1,960,452,081	$–	$1,960,452,081
Short-term investments	150,083	30,996,887	–	31,146,970
Total Assets	$150,083	$1,991,448,968	$–	$1,991,599,051

There were no transfers between level-1 and level-2 securities and the Funds did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2016. It is the Funds’ policy to record transfers at the end of the reporting period. Refer to each Fund’s Schedule of Investments for additional information regarding security types and industry classifications.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes which is the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

OPTIONS - Each Fund may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

Each Fund may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current fair value of the options written. Premiums received from writing options that expire unexercised are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 10, 2017, used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to 5% of the value of that Fund’s net assets, 33.33% of the value of the Fund’s investments, or any explicit borrowing limits imposed by the LOC, whatever is less. Interest is charged at the prime rate which was 3.5% as of November 30, 2016. As of November 30, 2016, the limits established are: LargeCap Fund - $5,500,000, MidCap Fund - $2,000,000 and Bond Fund - $97,750,000. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Funds’ Board. The LOC was drawn upon during the year; however, as of November 30, 2016, there were no borrowings by the funds outstanding under the LOC. The following table shows the average balance, average interest rate, interest expense, and maximum borrowings incurred by the Funds on the LOC for the fiscal year ended November 30, 2016.

					Date of
	Average	Average	Interest	Maximum	Maximum
	Balance	Interest Rate	Expense	Borrowing	Borrowing
LargeCap Fund	$38,292	3.49%	$1,356	$831,000	5/19/2016
MidCap Fund	$12,369	3.49%	$431	$381,000	12/7/2015
Bond Fund	$204,811	3.49%	$7,253	$17,877,000	12/18/2015 to
					12/20/2015

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment advisor) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2016, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements. See notes 3 and 6. There were no other subsequent events which were deemed to have an impact on the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for monthly compensation to TIM computed on average daily net assets at the following annual rates:

	First	Over
	$50 Million	$50 Million
LargeCap Fund	1.00%	0.90%
MidCap Fund	1.00%	0.90%
Bond Fund	0.65%	0.60%

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2018, so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund - 1.10%, MidCap Fund - 1.20% and Bond Fund - 0.80%. Prior to December 1, 2016, the applicable expense limitation percentages were LargeCap Fund - 1.13% and MidCap Fund - 1.25%. For the fiscal year ended November 30, 2016, the Advisor reimbursed expenses incurred by the LargeCap Fund and the MidCap Fund in the amounts of $132,415 and $95,711, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

As of November 30, 2016, an affiliated shareholder held 11.24% of the MidCap Fund’s outstanding shares. Transactions by the shareholder may have a material impact on the Fund.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2016, in the following amounts:

Administrative &
Accounting Fees Paid
LargeCap Fund	$36,782
MidCap Fund	$35,094
Bond Fund	$230,728

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate (or not to exceed) the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. Such amounts are recorded within Shareholder servicing costs on each Fund’s Statement of Operations. For the fiscal year ended November 30, 2016, the amounts reimbursed by the Funds to the Advisor were:

Intermediary
Fees Reimbursed
LargeCap Fund	$20,755
MidCap Fund	$2,542
Bond Fund	$713,624

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)
Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Dollars	Shares	Dollars
LargeCap Fund
Shares sold	77	$3,783	100	$5,297
Shares issued in reinvestment of dividends	16	753	12	652
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(255)	(12,769)	(314)	(16,425)
Net decrease	(162)	$(8,233)	(202)	$(10,476)

MidCap Fund
Shares sold	354	$3,786	260	$3,369
Shares issued in reinvestment of dividends	–	4	–	–
Shares issued in reinvestment of realized gains	296	3,078	299	3,825
Shares redeemed	(330)	(3,595)	(322)	(4,090)
Net increase	320	$3,273	237	$3,104

Bond Fund
Shares sold	37,341	$410,292	75,715	$860,664
Shares issued in reinvestment of dividends	9,050	97,414	11,396	128,763
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(116,186)	(1,241,865)	(155,791)	(1,766,329)
Net decrease	(69,795)	$(734,159)	(68,680)	$(776,902)

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2016 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$34,562,783	$42,416,981	$–	$–
MidCap Fund	$13,321,039	$13,185,482	$–	$–
Bond Fund	$397,736,189	$1,194,238,020	$589,418,168	$591,849,770

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2016, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Federal tax cost	$117,115,369	$38,980,742	$2,096,581,085
Unrealized appreciation	$8,929,821	$9,520,027	$7,834,547
Unrealized depreciation	(8,441,327)	(4,607,667)	(112,816,581)
Net unrealized appreciation (depreciation)	$488,494	$4,912,360	$(104,982,034)

Distributable ordinary income	$852,029	$362,609	$19,385,884
Distributable long-term capital gains	–	1,685,686	–
Total distributable earnings	$852,029	$2,048,295	$19,385,884

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

The tax components of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 are as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Fiscal year ended November 30, 2016
Distributions paid from:
Ordinary income distributions	$773,384	$160,710	$100,994,642
Long-term capital gains distributions	–	2,988,206	–
Total distributions paid	$773,384	$3,148,916	$100,994,642

Fiscal year ended November 30, 2015
Distributions paid from:
Ordinary income distributions	$675,832	$429,599	$136,781,134
Long-term capital gains distributions	–	3,466,117	–
Total distributions paid	$675,832	$3,895,716	$136,781,134

The tax basis post-October losses as of November 30, 2016 and capital loss carryforward as of November 30, 2016, which are not being recognized for tax purposes until the first day of the following fiscal year, are as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Post-October losses	$–	$–	$202,665
Net capital loss carryforward
Subject to expiration
November 30, 2017	$23,515,595	$–	$–
Not subject to expiration
Short-term	–	–	17,788,426
Long-term	–	–	104,389,669
Total capital loss carryforward	$23,515,595	$–	$122,178,095

During the fiscal year ended November 30, 2016, the LargeCap Fund utilized capital loss carryforwards in the amount of $8,613,841.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), capital losses incurred during taxable years after December 22, 2010 are carried forward indefinitely and retain the character of the original loss. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The following distributions were declared on December 19, 2016, payable to shareholders on December 20, 2016:

	LargeCap Fund	MidCap Fund	Bond Fund
Ordinary income distributions
Amount	$929,854	$363,026	$23,183,742
Per Share	$0.46	$0.10	$0.13
Long-term capital gains distributions
Amount	$–	$1,687,109	$–
Per Share	$–	$0.48	$–

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2016	2015	2014	2013	2012
LARGECAP FUND

Net Asset Value, Beginning of Period	$50.72	$53.40	$46.47	$34.27	$30.07
Income from Investment Operations
Net investment income	0.47	0.35	0.27	0.19	0.18
Net realized and unrealized gains (losses)
on investments	6.64	(2.75)	6.84	12.20	4.13
Total from Investment Operations	7.11	(2.40)	7.11	12.39	4.31
Less Distributions
Distributions from net investment income	(0.35)	(0.28)	(0.18)	(0.19)	(0.11)
Distributions from net realized gains	–	–	–	–	–
Total Distributions	(0.35)	(0.28)	(0.18)	(0.19)	(0.11)

Net Asset Value, End of Period	$57.48	$50.72	$53.40	$46.47	$34.27

Total Return	14.16%	(4.52% )	15.35%	36.33%	14.37%

Ratios/Supplemental Data
Net assets, end of period (millions)	$117.5	$111.9	$128.6	$124.8	$99.6
Ratios to average net assets:
Ratio of expenses	1.13%	1.15%	1.15%	1.21%	1.31%
Ratio of expenses without reimbursement	1.25%	1.22%	1.23%	1.22%	1.31%
Ratio of net investment income	0.90%	0.64%	0.54%	0.46%	0.47%
Ratio of net investment income
without reimbursement	0.78%	0.57%	0.46%	0.45%	0.47%
Portfolio turnover rate	32%	45%	27%	38%	30%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2016	2015	2014		2013		2012
MIDCAP FUND

Net Asset Value, Beginning of Period	$12.07	$14.04	$14.04		$11.28		$11.15
Income from Investment Operations
Net investment income (loss)	0.01	– (a)	–	(a)	–	(a)	–	(a)
Net realized and unrealized gains (losses)
on investments	1.45	(0.64)	1.47		3.71		1.38
Total from Investment Operations	1.46	(0.64)	1.47		3.71		1.38
Less Distributions
Distributions from net investment income	– (a)	–	–		–		–
Distributions from net realized gains	(1.00)	(1.33)	(1.47)		(0.95)		(1.25)
Total Distributions	(1.00)	(1.33)	(1.47)		(0.95)		(1.25)

Net Asset Value, End of Period	$12.53	$12.07	$14.04		$14.04		$11.28

Total Return	13.82%	(5.10% )	11.82%		35.65%		14.41%

Ratios/Supplemental Data
Net assets, end of period (millions)	$43.8	$38.4	$41.3		$37.6		$24.6
Ratios to average net assets:
Ratio of expenses	1.25%	1.30%	1.30%		1.30%		1.30%
Ratio of expenses without reimbursement	1.50%	1.49%	1.54%		1.63%		1.83%
Ratio of net investment income (loss)	0.06%	0.01%	(0.02%	)	(0.02%	)	(0.03%	)
Ratio of net investment loss
without reimbursement	(0.19% )	(0.18% )	(0.27%	)	(0.35%	)	(0.56%	)
Portfolio turnover rate	34%	27%	34%		47%		44%

(a) Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2016	2015	2014	2013	2012
BOND FUND

Net Asset Value, Beginning of Period	$10.98	$11.69	$11.91	$11.95	$11.33
Income from Investment Operations
Net investment income	0.49	0.49	0.45	0.41	0.41
Net realized and unrealized gains (losses)
on investments	0.26	(0.72)	(0.19)	(0.03)	0.67 (a)
Total from Investment Operations	0.75	(0.23)	0.26	0.38	1.08
Less Distributions
Distributions from net investment income	(0.51)	(0.48)	(0.45)	(0.40)	(0.43)
Distributions from net realized gains	–	–	(0.03)	(0.02)	(0.03)
Total Distributions	(0.51)	(0.48)	(0.48)	(0.42)	(0.46)

Net Asset Value, End of Period	$11.22	$10.98	$11.69	$11.91	$11.95

Total Return	7.05%	(2.04% )	2.19%	3.24%	9.70%

Ratios/Supplemental Data
Net assets, end of period (millions)	$2,020.5	$2,744.5	$3,724.0	$2,252.1	$1,292.3
Ratios to average net assets:
Ratio of expenses	0.72%	0.71%	0.72%	0.74%	0.78%
Ratio of expenses without reimbursement	0.72%	0.71%	0.72%	0.74%	0.78%
Ratio of net investment income	4.16%	3.98%	4.04%	3.73%	3.90%
Ratio of net investment income
without reimbursement	4.16%	3.98%	4.04%	3.73%	3.90%
Portfolio turnover rate	20%	29%	21%	33%	16%

(a)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson IM Funds, Inc., comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”), as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Thompson IM Funds, Inc. as of November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 23, 2017

DIRECTORS AND OFFICERS (Unaudited)
(Information as of 12/31/16)

			Number of	Other
	Position(s) Held with		Thompson IM	Directorships
	Thompson IM Funds, Inc.		Funds Overseen	Held
Name and Age	and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	by Director	by Director

Independent Directors:

John W. Feldt Birth date: 5/2/42	Chairman since July 2012 Director since 1987	●Currently retired ●Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 ●Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (15 funds)
George E. Austin Birth date: 9/15/52	Director since 2011	●President of AVA Civic Enterprises Inc. (consulting firm), since January 2011 ●Director of W. Jerome Frautschi Foundation Inc. (private foundation), since December 2012; President from 1998 to December 2012 ●Director of the Home Savings Bank since 1998 ●Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None
Cornelia Boyle Birth date: 9/23/53	Director since 2015	●Currently retired ●Director of North Track Funds, Inc. (investment company) from 2003 to 2009 ●Trustee of Ziegler Exchange Traded Trust (investment company) from 2005 to 2009 ●Executive Vice President and Chief Operations Officer, AIG Sun America Retirement Markets, Inc. (distribution and marketing company for variable annuity and retirement products) from 2000 to 2003 ●Executive Vice President, Fidelity Investments from 1996 to 2000	3	None
Patricia Lipton Birth date: 12/9/42	Director since 2007	●Currently retired ●Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 ●Assistant Executive Director, SWIB from 1982 to 1989 ●Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
(Information as of 12/31/16)

			Number of	Other
	Position(s) Held with		Thompson IM	Directorships
	Thompson IM Funds, Inc.		Funds Overseen	Held
Name and Age	and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	by Director	by Director

Interested Directors and Officers:

Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Chief Executive Officer since 2015 Vice President from 2009 to 2015	●Chief Executive Officer of Thompson Investment Management, Inc. (“TIM”) since 2015 ●Chief Operating Officer of TIM from 2009 to 2015 ●Corporate Secretary of TIM since 2004 ●Portfolio Manager of TIM since 2007 ●A Chartered Financial Analyst	3	None
John W. Thompson(2) Birth date: 7/26/43	Director since 1987 President since 2009 Chief Executive Officer from 2005 to 2015	●Chairman of TIM since 2015 ●President of TIM since 2004 ●President of Thompson Plumb & Associates, Inc. (“TPA”) (investment advisor) from 1984 to 2003 ●A Chartered Financial Analyst	3	None
James T. Evans Birth date: 6/6/75	Vice President since 2009	●Chief Investment Officer of TIM since 2009 ●Portfolio Manager of TIM since 2008 ●Managing Director of Nakoma Capital Management, from 2000 to 2005 ●A Chartered Financial Analyst	N/A	N/A
Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	●Vice President of TIM since 2004 ●Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A
Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006	●Chief Compliance Officer of TIM since 2006 ●Director of Business Development of TIM from 2004 to 2006 and since June 2010 ●Director of Business Development of TPA from 1998 to 2003	N/A	N/A
Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	●Fund Accounting and Administration at TIM since 2004 ●Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A
Sarah M. Baumgartner Birth date: 2/21/84	Assistant Secretary since 2012	●Fund Accounting and Administration at TIM since 2007	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 918 Deming Way, Madison WI 53717.

(1) Officers of the Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) Jason L. Stephens and John W. Thompson are “interested persons” of the Company by virtue of their position with the Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS, INC.

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson IM Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 15, 2016, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the LargeCap Fund, the MidCap Fund, and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders. The Board generally viewed these factors in their totality, with no single factor serving as the principal reason for determining whether to renew the Agreement and with individual Board members giving different weight to different factors.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately in person on November 15, 2016, and the full Board met by telephone on November 3, 2016, to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Broadridge, a leading independent provider of data for independent directors of investment companies for purposes of their review of investment advisory agreements. The Board also requested and received supplementary performance information as of the most recent calendar quarter for the Funds and comparing each Fund’s performance to an applicable category of funds as determined by Morningstar, Inc., a ranking service widely recognized in the mutual fund industry. Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; an executive summary and memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Broadridge; a detailed statistical report from Broadridge comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” and expanded universe of other funds; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV, which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year as well as at its November 3 special telephonic meeting. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs, and were being performed by the Advisor in a competent and appropriate manner.

In reviewing the investment performance of each of the Funds, the Board reviewed the one-, two-, three-, four-, five- and ten-year performances of the LargeCap Fund and Bond Fund and the one-, two-, three-, four-, and five-year and life-of-fund performances of the MidCap Fund (which commenced operations on March 31, 2008).

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board observed that the investment performance for the LargeCap Fund was strong relative to its Broadridge performance group during the four-year period, in which it ranked in the top 40 percent, but less favorable for other periods, in particular the one-, two-, three-, and ten-year periods, during which time it ranked in the bottom 20 percent. The Board noted that the more recent Morningstar data showed more favorable performance for the applicable measurement period as compared to other funds in the Morningstar Large Blend category, including performance in the top 5 percent of such funds in the one-year period and near the top 20 percent of such funds for the five-year period. The Board observed that while the Fund continued to rank among the bottom 20 percent of funds over the ten-year period in both the Broadridge and the Morningstar data, a consistent team of portfolio managers for the Fund had been in place during the past five years of more favorable performance.

The performance of the MidCap Fund ranked above the median of its performance universe for the since-inception period, but in the bottom 40 percent of both its performance group and performance universe for the one-, four-, and five-year periods and in the bottom 20 percent for the two-year period. The Board noted that notwithstanding these Broadridge performance metrics, the Fund had performed in the top 20 percent of its Morningstar category for the applicable one-year period and above the median and near the median, respectively, of its Morningstar category for the five-year and three-year periods.

The Board noted that the Bond Fund ranked in the top 20 percent of its comparison group and its comparison universe for the four-, five-, and ten-year periods but in the bottom 20 percent for the one- and two-year periods. The Board noted that the Bond Fund had performed in the top 20 percent of the Morningstar Short-Term Bond category for the one-, three-, five-, and ten-year periods.

After considering the performances of the LargeCap Fund, MidCap Fund, and Bond Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of each Fund was within an acceptable range.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The information provided by Broadridge indicated that the advisory fees of the LargeCap Fund were one of the highest in both the Fund’s Broadridge comparison group and its comparison universe. The Board, however, observed that the Advisor was proposing to institute a more substantial fee waiver that would lower the ceiling on the maximum total expense ratio that the Fund could incur from 1.13 percent to 1.10 percent of average daily net assets of the Fund, which would place the Fund’s total expense ratio in the third quintile of its expanded comparison universe. The Board also noted that the Fund’s non-management expenses were near the median both of its comparison group and its comparison universe. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s management fee, even after waiver of a portion thereof by the Advisor, ranked in the fifth quintile of management fees of funds in the MidCap Fund’s Broadridge comparison group. The Board further noted that the non-management expense ratio of the Fund continued to be relatively high as compared to the Fund’s Broadridge comparison universe, but that this ratio compared more favorably relative to the Fund’s comparison group. The Board further observed that, given the relatively low level of assets in the Fund, the opportunity existed for non-management expenses to further decline as the MidCap Fund grows in assets, thereby having a decreasing impact on the Fund’s total expenses. The Board observed that the actual total expense ratio of the Fund was above the median actual total expense ratio for funds in the Fund’s comparison group while falling in the top 80 percent for funds in the Fund’s comparison universe. The Board considered that the Advisor was proposing to institute a more substantial fee waiver for the Fund, which would have the effect of capping the maximum total expense ratio that the Fund could incur at 1.20 percent (whereas the cap had previously been set at 1.25 percent). This cap would have the effect of placing the Fund’s actual total expense ratio in the top 60 percent of funds in the Fund’s comparison expanded universe, which the Board believed was reasonable.

The Board noted that the Bond Fund’s contractual management fee was the highest of its Broadridge comparison group and that its actual management fee was the highest of both its comparison group and comparison universe. The Board also noted, however, that the Fund’s total expense ratio was at the median of both its Broadridge comparison group and comparison universe, which the Board determined was reasonable.

ADDITIONAL INFORMATION (Unaudited) (Continued)

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, before accounting for marketing fees borne by the Advisor, ranked near the median of firms included in the Broadridge analysis, though it ranked high relative to these firms on a post-marketing basis. The Board observed that all of the investment advisors for which profitability information was publicly available and that were included in the Broadridge comparison were publicly traded entities having markedly different marketing strategies from that of the Advisor. The Board also observed that the Advisor’s profitability has tended to fluctuate from year-to-year rather than being consistently high and had decreased to some degree during the past year. The Board determined that the operating margins of the Advisor were reasonable and, after reviewing information provided by Broadridge and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of both the LargeCap Fund and the MidCap Fund presented no meaningful opportunity for such economies. Therefore the Board concluded that neither Fund was likely to realize material economies of scale until its assets grew significantly. The Board noted that assets in the Bond Fund had recently stabilized to some degree, and the Board determined that the Bond Fund had not yet reached a point where the Fund was realizing any material economies of scale.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen & Company, Ltd., the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2015	2016
Audit Fees(1)	$38,500.00	$38,500.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$47,500.00	$47,500.00
___________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2015 and 2016, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

2

Cohen & Company, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to Shareholders dated as of November 30, 2016 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

3

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 30th day of January, 2017.

THOMPSON IM FUNDS, INC.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 30th day of January, 2017.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer (Principal Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

5